UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 6, 2004

Date of report (Date of earliest event reported)

K-tel International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-07115	41-0946588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2655 Cheshire Lane North, Suite 100 Plymouth, Minnesota 55447
(Address of principal executive offices, including zip code)

(763) 559-5566
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c)                                       On December 6, 2004, our board of directors appointed John A. Leitch, age 53, to the position of Chief Financial Officer, effective January 4, 2005.  Concurrent with the commencement of his service as Chief Financial Officer, Mr. Leitch began serving as our principal financial officer and principal accounting officer.  Each of our executive officers is appointed to serve until his or her successor is duly appointed by the board or his or her earlier removal or resignation from office.  Effective January 4, 2005, Mr. Leitch also began serving as Chief Financial Officer of K-tel International Ltd., an organization that is an affiliate of Philip Kives, our President and Chief Executive Officer.  Pursuant to an extension of such employment arrangement, Mr. Leitch was appointed as an executive officer of our company.  There are no familial relationships between Mr. Leitch and any other officer or director of our company.  For more than the past five years, Mr. Leitch had served as the Chief Financial Officer of Mcdiarmid Lumber Ltd.  There are no transactions in which Mr. Leitch has an interest requiring disclosure under Item 404(a) of Regulation S-K.  However, we anticipate paying an aggregate of $67,600 in management fees during our current fiscal year to K-tel International Ltd. for certain services provided to our company, including services to be provided by Mr. Leitch.

We anticipate entering into a letter agreement with Mr. Leitch relative to his service to our company.  We will amend this report to file any such letter agreement as an exhibit.

ITEM 8.01   OTHER EVENTS.

On January 19, 2005, we received notice from a Hearings Panel designated by the NASD Board of Governors of its determination that our common stock is not eligible for continued quotation on the OTC Bulletin Board (“OTCBB”) based on our failure to timely file a completed Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and a Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, with the Securities and Exchange Commission.  As a result, our common stock will be deleted from quotation on the OTCBB effective with the open of business on January 21, 2005.

On January 20, 2005, we issued a press release regarding the foregoing matter, which appears as Exhibit 99 to this report.  Such press release is incorporated by reference in response to this Item 8.01.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)                             Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-tel International, Inc.

Date: January 21, 2005	By:	/s/ John A. Leitch
John A. Leitch Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release, dated January 20, 2005.